UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

Schedule 14A
____________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

DELWINDS INSURANCE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DELWINDS INSURANCE ACQUISITION CORP.
One City Centre
1021 Main Street
Houston, TX 77002

LETTER TO STOCKHOLDERS
TO BE HELD ON SEPTEMBER 14, 2022

TO THE STOCKHOLDERS OF DELWINDS INSURANCE CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting”, of stockholders of Delwinds Insurance Acquisition Corp., which we refer to as “Delwinds”, “we”, “us”, “our” or the “Company”, to be held at 10:00 a.m. Eastern Time on September 14, 2022.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated August 26, 2022, and is first being mailed to stockholders of the Company on or about August 30, 2022. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on December 15, 2020, which we refer to as the “IPO”, from September 15, 2022, or the “Termination Date”, to December 15, 2022 (or such earlier date as determined by the Board), which we refer to as the “Extension”, and such later date, the “Extended Date”; and

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”.

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Agreement and Plan of Merger, dated as of February 24, 2022 (as amended on April 26, 2022, July 6, 2022 and August 12, 2022, and as it may be further amended or supplemented from time to time, the “Merger Agreement”) by and among us, FOXO Technologies Inc., a Delaware corporation (“FOXO”), DWIN Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Delwinds (“Merger Sub”), and DIAC Sponsor LLC, a Delaware limited liability company (the “Sponsor”), in its capacity as Purchaser Representative. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission, which we refer to as the “SEC”, on March 2, 2022, April 26, 2022, July 6, 2022 and August 12, 2022, and our joint preliminary proxy statement/consent solicitation statement/prospectus filed with the SEC on April 8, 2022, as amended on May 13, 2022, July 8, 2022, August 12, 2022, August 24, 2022 and August 25, 2022, and as it may be amended or supplemented from time to time.

Our board of directors (the “Board”) currently believes that there will not be sufficient time before September 15, 2022 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The Sponsor owns 5,031,250 shares of our Class B common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO, and 632,500 private placement units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 12, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If Delwinds’ stockholders approve the Business Combination at a special meeting of stockholders for the purpose of approving the Business Combination and other matters related thereto (the “Business Combination Meeting”) and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Delwinds intends to complete the Business Combination on or before the Termination Date. The calling of the Business Combination Meeting is subject to regulatory approval, including, but not limited to, the clearing of the Business Combination Registration Statement by the SEC and the effectiveness of the Business Combination Registration Statement. Delwinds will cancel the Special Meeting and will not implement the Extension if, on or before September 15, 2022, it is able to complete the Business Combination. Delwinds intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its charter only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If Delwinds does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Special Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

Delwinds filed a joint preliminary proxy statement/consent solicitation statement/prospectus filed with the SEC on April 8, 2022, as amended on May 13, 2022, July 8, 2022, August 12, 2022, August 24, 2022 and August 25, 2022, and as may be further amended. If you want to ensure your public shares are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is implemented, you should specify your election to “redeem” your public shares in connection with either the Special Meeting or the Business Combination Meeting, or both.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, FOXO has agreed to contribute to us a loan of (i) $0.0225 for each public share that is not redeemed (the “Initial Loan”) plus (ii) if the Business Combination is not consummated by September 30, 2022, $0.0225 for each public share that is not redeemed for each half-month (commencing on September 16, 2022 and ending on the final day or

15th day of the month, respectively), that is needed by the Company to complete the Business Combination until December 15, 2022 (the “Additional Loans” and, collectively with the Initial Loan, the “Loans”). For example, if the Company takes until December 15, 2022 to complete its business combination, FOXO would make aggregate Loans of approximately $0.0225 for each public share that is not redeemed. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Loan will be deposited in the Trust Account promptly following the Special Meeting. Each Additional Loan will be deposited in the Trust Account within seven calendar days from the 15th or final day of the respective month. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through December 15, 2022 to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.265 per share, in comparison to the current redemption amount as of the Record Date of approximately $10.13 per share (not accounting for any withdrawals of interest the Company may make to pay taxes). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to FOXO upon consummation of an initial business combination. If the Sponsor or its designees advises us that it does not intend to have FOXO make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion whether to extend for additional months until December 15, 2022 and if our Board determines not to continue extending for additional half-month period, FOXO’s obligation to make Additional Loans following such determination will terminate.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.13 at the time of the Special Meeting (not accounting for any withdrawals of interest the Company may make to pay taxes). The closing price of the Company’s Class A common stock on August 25, 2022 as reported on the New York Stock Exchange (the “NYSE”) was $10.09. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by September 15, 2022, as contemplated by our IPO prospectus and in accordance with our charter, as amended on June 6, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on August 25, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for the Business Combination Meeting, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

August 26, 2022	By Order of the Board of Directors
/s/ Andrew J. Poole
Andrew J. Poole Chief Executive Officer and Chairman

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 14, 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/delwinds/ext2022.

DELWINDS INSURANCE ACQUISITION CORP.
One City Centre
1021 Main Street, Suite 1960
Houston, TX 77002

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 14, 2022

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting”, of stockholders of Delwinds Insurance Acquisition Corp., which we refer to as the “we”, “us”, “our” or the “Company”, will be held at 10:00 a.m. Eastern Time on September 14, 2022 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/delwinds/ext2022. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in the form set forth in Annex A, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on December 15, 2020, which we refer to as the “IPO”, from September 15, 2022, or the “Termination Date”, to December 15, 2022 (or such earlier date as determined by the Board), which we refer to as the “Extension”, and such later date, the “Extended Date”; and

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”.

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Agreement and Plan of Merger (as amended on April 26, 2022 July 6, 2022 and August 12, 2022, and as it may be further amended or supplemented from time to time, the “Merger Agreement”) by and among us, FOXO Technologies Inc., a Delaware corporation (“FOXO”), DWIN Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Delwinds (“Merger Sub”), and DIAC Sponsor LLC, a Delaware limited liability company (the “Sponsor”), in its capacity as Purchaser Representative. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on March 2, 2022, April 26, 2022, July 6, 2022, and August 12, 2022, and our joint preliminary proxy statement/consent solicitation statement/prospectus filed with the SEC on April 8, 2022, as amended on May 13, 2022, July 8, 2022, August 12, 2022, August 24, 2022 and August 25, 2022, and as it may be amended from time to time. Our board of directors (the “Board”) has determined that it is in the best interests of Delwinds to seek an extension and have Delwinds’ stockholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. Delwinds intends to call a special meeting of its stockholders to approve the Business Combination (referred to herein as the “Business Combination Meeting”). While Delwinds is using its best efforts to complete the Business Combination on or before September 15, 2022, the Board believes that it is in the best interests of Delwinds’ stockholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before September 15, 2022, Delwinds will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Delwinds believes that there is some risk that Delwinds might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Delwinds would be precluded from completing the Business Combination and would be forced to liquidate even if Delwinds’ stockholders are otherwise in favor of consummating the Business Combination.

The Extension Amendment Proposal is required for the implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete our initial business combination (the “Business Combination”). The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The Sponsor owns 5,031,250 shares of our Class B common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO, and 632,500 private placement units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

If Delwinds’ stockholders approve the Business Combination at a special meeting of stockholders for the purpose of approving the Business Combination and other matters related thereto (the “Business Combination Meeting”) and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Delwinds intends to complete the Business Combination on or before the Termination Date. The calling of the Business Combination Meeting is subject to regulatory approval, including, but not limited to, the clearing of the Business Combination Registration Statement by the SEC and the effectiveness of the Business Combination Registration Statement. Delwinds will cancel the Special Meeting and will not implement the Extension if, on or before September 15, 2022, it is able to complete the Business Combination. Delwinds intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its charter only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If Delwinds does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Special Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 12, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be only a small fraction of the approximately $111.9 million that was in the Trust Account as of August 25, 2022. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, FOXO has agreed to contribute to us a loan of (i) $0.0225 for each public share that is not redeemed (the “Initial Loan”) plus (ii) if the Business Combination is not consummated by September 30, 2022, $0.0225 for each public share that is not redeemed for each half-month (commencing on September 16, 2022 and ending on the final day or 15th day of the month, respectively), that is needed by the Company to complete the Business Combination until December 15, 2022 (the “Additional Loans” and, collectively with the Initial Loan, the “Loans”). For example, if the Company takes until December 15, 2022 to complete its business combination, FOXO would make aggregate Loans of approximately $0.0225 for each public share that is not redeemed. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Loan will be deposited in the Trust Account promptly following the Special Meeting. Each Additional Loan will be deposited in the Trust Account within seven calendar days from the 15th or final day of the respective month. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through December 15, 2022 to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.265 per share, in comparison to the redemption amount as of the Record Date of approximately $10.13 per share (not accounting for any withdrawals of interest the Company may make to pay taxes). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to FOXO upon consummation of an initial business combination. If the Sponsor or its designees advises us that it does not intend to have FOXO make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion whether to extend for additional months until December 15, 2022 and if our Board determines not to continue extending for additional half-month period, FOXO’s obligation to make Additional Loans following such determination will terminate.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by September 15, 2022, as contemplated by our IPO prospectus and in accordance with our charter, as amended on June 6, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers or directors will not receive any monies held in the Trust Account as a result of their ownership of 5,031,250 Founder Shares, which were issued to the Sponsor prior to our IPO, and 632,500 Private Placement Units, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.13 (not accounting for any withdrawals of interest the Company may make to pay taxes). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our IPO prospectus filed with the SEC, on December 11, 2020, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated December 10, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on August 25, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 11,679,578 shares of Class A common stock and 5,031,250 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Saratoga Proxy Consulting LLC (“Saratoga”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Saratoga a fee of $7,500 in connection with such services in connection with the Special Meeting. We will also reimburse Saratoga for reasonable out-of-pocket expenses and will indemnify Saratoga and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated August 26, 2022 and is first being mailed to stockholders on or about August 30, 2022.

August 26, 2022	By Order of the Board of Directors
/s/ Andrew J. Poole
Andrew J. Poole Chief Executive Officer and Chairman of Delwinds

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on April 27, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In December 2020, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $201,250,000 in the aggregate. The amount in the Trust Account was initially $10.00 per public share. Like most blank check companies, our charter, as currently in effect, provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, September 15, 2022). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination pursuant to the Merger Agreement.

Delwinds will separately hold the Business Combination Special Meeting to approve the Business Combination.

If Delwinds’ stockholders approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Delwinds intends to complete the Business Combination on or before the Termination Date. The calling of the Business Combination Meeting is subject to regulatory approval, including, but not limited to, the clearing of the Business Combination Registration Statement by the SEC and the effectiveness of the Business Combination Registration Statement. Delwinds will cancel the Special Meeting and will not implement the Extension if, on or before September 15, 2022, it is able to complete the Business Combination. Delwinds intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its charter only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If Delwinds does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Special Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

If Delwinds does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Special Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

What is being voted on?

You are being asked to vote on:

•   a proposal to amend our charter to extend the date by which we have to consummate a business combination from September 15, 2022 to December 15, 2022 (or such earlier date as determined by the Board); and

•   a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $111.9 million that was in the Trust Account as of August 25, 2022. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by September 15, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Units.

Why is the Company proposing the Extension Amendment Proposal?

Our charter, as amended on June 6, 2022, provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination consummated on or before September 15, 2022. As explained below, we will not be able to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. There is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from September 15, 2022 to December 15, 2022 (or such earlier date as determined by the Board).

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for the Business Combination Meeting, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

Delwinds filed a joint preliminary proxy statement/consent solicitation statement/prospectus filed with the SEC on April 8, 2022, as amended on May 13, 2022, July 8, 2022, August 12, 2022, August 24, 2022 and August 25, 2022, and as may be further amended. If you want to ensure your public shares are redeemed in the event either the Business Combination is completed or the Extension Amendment Proposal is implemented, you should specify your election to “redeem” your public shares in connection with either the Special Meeting or the Business Combination Meeting, or both.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from September 15, 2022 to December 15, 2022 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to complete the Business Combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before September 15, 2022, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the potential business combinations and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing our stockholders an opportunity to consider the Business Combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, FOXO has agreed to contribute to us a loan of (i) $0.0225 for each public share that is not redeemed (the “Initial Loan”) plus (ii) if the Business Combination is not consummated by September 30, 2022, $0.0225 for each public share that is not redeemed for each half-month (commencing on September 16, 2022 and ending on the final day or 15th day of the month, respectively), that is needed by the Company to complete the Business Combination until December 15, 2022 (the “Additional Loans” and, collectively with the Initial Loan, the “Loans”). For example, if the Company takes until December 15, 2022 to complete its business combination, FOXO would make aggregate Loans of approximately $0.0225 for each public share that is not redeemed. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Loan will be deposited in the Trust Account promptly following the Special Meeting. Each Additional Loan will be deposited in the Trust Account within seven calendar days from the 15th or final day of the respective month. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through December 15, 2022 to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.265 per share, in comparison to the redemption amount as of the record date of approximately $10.13 per share (not accounting for any withdrawals of interest the Company may make to pay taxes). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to FOXO upon consummation of an initial business combination. If the Sponsor or its designees advises us that it does not intend to have FOXO make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion whether to extend for additional months until December 15, 2022 and if our Board determines not to continue extending for additional half-month period, FOXO’s obligation to make Additional Loans following such determination will terminate.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, the Sponsor and our officers and directors own approximately 32.6% of our issued and outstanding shares of common stock, including 5,031,250 Founder Shares and 632,500 shares of Class A common stock underlying the Private Placement Units. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

What vote is required to adopt the proposals?	The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date.
The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated the an initial business combination by September 15, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Units.

If the Extension Amendment Proposal is approved, what happens next?

On February 24, 2022, we entered into the Merger Agreement (as amended on April 26, 2022, July 6, 2022 and August 12, 2022) with respect to the Business Combination. We are seeking the Extension Amendment to provide us time to compete the Business Combination. Our efforts to complete the Business Combination will involve:

•   completing proxy materials;

•   establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders;

•   attempting to ensure that the conditions to the closing of the Business Combination are satisfied; and

•   holding a special meeting of stockholders to consider the Business Combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to September 15, 2022. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, Class A common stock and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares and Private Placement Units.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to the Company warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by September 15, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

Unless you elect to redeem your public shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.

How do I attend the meeting?

As a registered stockholder, you received a proxy card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the Special Meeting including the URL address, along with your 12 digit control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

If you do not have internet capabilities, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 4181832#. This is listen-only, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at bryce@delwinds.com, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Founder Shares and shares of Class A common stock underlying the Private Placement Units, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 8,671,664 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on August 25, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 11,679,578 shares of Class A common stock and 5,031,250 shares of Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•   the fact that, as a condition to the IPO, pursuant to the Insider Letter, the initial stockholders’ Founder Shares became subject to a lock-up whereby, subject to certain limited exceptions, the Founder Shares are not transferable or salable until the earlier of (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last reported sale price of the Delwinds Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which Delwinds completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Delwinds stockholders having the right to exchange their shares of common stock for cash, securities or other property (while the Founder Shares are not the same as the Delwinds Class A common stock, are subject to certain restrictions that are not applicable to the Delwinds Class A common stock, and may become worthless if Delwinds does not complete a business combination by September 15, 2022 (or such other date as approved by the Delwinds stockholders), the aggregate value of the 5,031,250 Founder Shares owned by Delwinds’ initial stockholders is estimated to be approximately $50.7 million, assuming the per share value of the Founder Shares is the same as the $10.09 closing price of the Delwinds Class A common stock on the NYSE on August 25, 2022);

•   the fact that the initial stockholders purchased an aggregate of 632,500 Private Units, each consisting of one share of Delwinds Class A common stock, and one-half of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Delwinds Class A common stock for $11.50 per share, for a purchase price of $6,325,000, or $10.00 per Private Unit, in the Private Placement consummated simultaneously with the IPO, which warrants will be worthless if a business combination is not consummated (although the Private Warrants have certain rights that differ from the rights of holders of the Public Warrants, the aggregate value of the 632,500 Private Units held by the Sponsor is estimated to be approximately $6.4 million, assuming the per unit value of the Private Units is the same as the $10.16 closing price of the Public Units on the NYSE on August 25, 2022);

•   the fact that the initial stockholders have agreed that the Private Warrants, and all of their underlying securities, will not be sold or transferred by it until 30 days after Delwinds has completed a business combination, subject to limited exceptions;

•   the fact that the Sponsor purchased from Delwinds 5,750,000 shares of the Delwinds Class B common stock for an aggregate price of $25,000 (on November 30, 2020, the Sponsor returned to Delwinds, at no cost, an aggregate of 718,750 Founder Shares, which Delwinds cancelled, resulting in an aggregate of 5,031,250 Founder Shares outstanding and held by the Sponsor) and paid $6,325,000 to purchase the Private Units for an aggregate purchase price of $6,350,000, which will have a significantly higher value at the time of the Business Combination, if it is consummated, and, based on the closing trading price of the Class A common stock on August 25, 2022, which was $10.09, would have an aggregate value of $50.7 million as of the same date and including the purchase of the Private Units and based on the closing trading price of the Public Units on August 25, 2022, which was $10.16, would have an aggregate value of $6.4 million. If Delwinds does not consummate the Business Combination or another initial business combination by September 15, 2022 (or such other date as approved by the Delwinds stockholders), and Delwinds is therefore required to be liquidated, these shares would be worthless, as Founder Shares are not entitled to participate in any redemption or liquidation of the Trust Account. Based on the difference in the effective purchase price of $0.005 per share that the members of the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per Unit sold in the IPO, members of the Sponsor may earn a positive rate of return even if the share price of the Combined Company after the Closing falls below the price initially paid for the Units in the IPO and the Delwinds public stockholders experience a negative rate of return following the Closing of the Business Combination;

•   the fact that the initial stockholders have agreed not to redeem any of their Founder Shares in connection with a stockholder vote to approve a proposed initial business combination;

•   the fact that, if Delwinds does not complete an initial business combination by September 15, 2022 (or such other date as approved by the Delwinds stockholders), a portion of the proceeds from the sale of the Private Warrants will be included in the liquidating distribution to Delwinds’ public stockholders and the Private Warrants will expire worthless;

•   the fact that, if the Trust Account is liquidated, including in the event Delwinds is unable to complete an initial business combination within the required time period, the Sponsor has agreed that it will be liable to Delwinds, if and to the extent any claims by a third party for services rendered or products sold to Delwinds, or a prospective target business with which Delwinds has entered into a written letter of intent, confidentiality or similar agreement or Merger Agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable from interest, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under Delwinds’ indemnity of the underwriters of the initial public offering against certain liabilities, including liabilities under the Securities Act;

•   the fact that, pursuant to the Underwriting Agreement entered into by Delwinds and the IPO Underwriters, underwriting commissions of $3,021,875 (the “Deferred UW Fee”), if any, will be payable to Cantor and Cantor will also be reimbursed for reasonable out-of-pocket costs and expenses associated with services performed in connection with the IPO. Accordingly, Cantor has an interest in Delwinds completing the Business Combination because if the Business Combination, or another initial business combination, is not consummated, the Deferred UW Fee will not be received by Cantor and these expenses will not be reimbursed;

•   On February 23, 2022, Delwinds issued a promissory note in the principal amount of up to $2,000,000 to the Sponsor (the “Sponsor February Promissory Note”) for working capital expenses. As of August 19, 2022, Delwinds had drawn down $560,000 under the Sponsor February Promissory Note;

•   the fact that, if the Business Combination or another initial business combination is not consummated, the Sponsor February Promissory Note, which note may be repaid in cash or, at the election of the Sponsor, in the form of units of Delwinds (the “Conversion Units”) with terms equivalent to the terms of outstanding Private Units, at the closing of the Business Combination, may not be repaid to Sponsor, in whole or in part and persons or entities that provided the funds made available to Delwinds for working capital purposes in connection with the Sponsor February Promissory Note will not be repaid the amounts that they contributed for this purpose;

•   the fact that, if the Business Combination is not consummated, the Subscription Investors, which are comprised of Andrew J. Poole, Delwinds’ Chairman and Chief Executive Officer, and The Gray Insurance Company, which is affiliated with the Sponsor and of which Delwinds director Michael Gray, is principal executive and President, will not be obligated and will not purchase shares of Class A Common Stock pursuant to the terms and conditions of the Support Subscription Agreements, in spite of time and expense that they may have devoted to negotiating and entering into such arrangements;

•   the fact that, if the Business Combination is not consummated, and The Gray Insurance Company, which is affiliated with the Sponsor and of certain directors and officers of Delwinds, will remain invested in FOXO and such investment may be illiquid or may not provide a positive rate of return to and The Gray Insurance Company; and

•   the fact that Andrew J. Poole is an anticipated nominee to the Combined Company Board and, as such, after the proposed Business Combination is consummated, Mr. Poole will in the future receive any cash fees, stock options or stock awards that the Combined Company Board determines to pay to its directors.

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.
’What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on September 12, 2022 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: Mark Zimkind E-mail: mzimkind@continentalstock.com
What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Saratoga to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Saratoga a fee of $7,500. We will also Saratoga for reasonable out-of-pocket expenses and will indemnify Saratoga and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Saratoga, at (888) 368-0379 or by email at info@saratogaproxy.com

You may also contact us at: Bryce Quin Chief Financial Officer and Secretary One City Centre 1021 Main Street, Suite 1960 Houston, Texas 77002 (713) 337-4077
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the trust account;

•        the competitive environment in which our successor will operate following the Business Combination; and

•        proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 7, 2022, our Quarterly Report on Form 10-Q filed with the SEC on August 12, 2022 and in other reports we file with the SEC. Risks regarding the Business Combination are also discussed in the Company and FOXO’s joint preliminary proxy statement/consent solicitation statement/prospectus on Form S-4, filed with the SEC on April 8, 2022, as amended on May 13, 2022, July 8, 2022, August 12, 2022, August 24, 2022 and August 25, 2022, and as it may be amended or supplemented from time to time (the “Business Combination Registration Statement”). You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 7, 2022, our Quarterly Report on Form 10-Q filed with the SEC on August 12, 2022, the Business Combination Registration Statement and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our Business Combination and may constrain the circumstances under which we could complete a business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”) including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the registration statement in connection with the IPO (the “IPO Registration Statement”), we will liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other matters, to the circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act, and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within 24 months after such date. As a result, if we do not close the Business Combination within 24 months of the effective date of the IPO Registration Statement, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our Business Combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

We may not be able to complete a Business Combination should a potential Business Combination be subject to any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”). As a result, the time necessary for any governmental or regulatory review or approval could prevent us from completing a Business Combination and require us to liquidate.

Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

The Sponsor currently owns 632,500 shares of Class A common stock and 5,031,250 Private Units. Andrew J. Poole, the Company’s Chief Executive Officer and Director and a U.S. citizen, is the sole managing member of the Sponsor. Other members of the Sponsor include certain officers and directors of the Company, who are all U.S. citizens. The Sponsor is not controlled by any non-U.S. persons on a look-through basis. To the best of the Company’s knowledge, the Sponsor does not have substantial ties or substantial interests with any non-U.S. persons.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” and believes that the business of FOXO may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If the potential Business Combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate a Business Combination. In addition, if a potential Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although we do not believe we or the Sponsor are a “foreign person”, CFIUS may take a different view and decide to block or delay a potential Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the Sponsor. As a result, the pool of potential targets with which we could complete a Business Combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.13 per share (or up to $10.265 per share, assuming no redemption and the full Extension is utilized (and not accounting for any withdrawals of interest the Company may make to pay taxes), and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in the Business Combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company formed in Delaware on April 27, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On December 15, 2020, we consummated our IPO of 20,125,000 units. Each unit consists of one share of Class A common stock, and one-half of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $201,250,000.

Simultaneously with the closing of the IPO, we completed the private sale of an aggregate of 632,500 units to our sponsor, DIAC Sponsor LLC, at a purchase price of $10.00 per private placement unit, generating gross proceeds of $6,325,000.

A total of $201,250,000, comprised of $197,225,000 of the proceeds from the initial public offering (which amount includes $7,043,750 of the underwriter’s deferred discount) and $4,025,000 of the proceeds of the sale of the Private Placement Units, was placed in the trust account maintained by Continental, acting as trustee.

Our management team is led by Andrew J. Poole, our Chief Executive Officer and Chairman, and Bryce Quin, our Chief Financial Officer, who have many years of experience investing in ventures and building companies with operations.

There are currently 11,679,578 shares of Class A common stock and 5,031,250 shares of Class B common stock issued and outstanding. In addition, we issued warrants to purchase 10,062,500 shares of Class A common stock as part of our IPO and warrants to purchase 316,250 shares of Class A common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per half share, to be exercised only for a whole number of shares of our Class A common stock. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The warrants underlying the Private Placement Units, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

Following the prior extension of the termination date to September 15, 2022 (the “First Extension”), the amount in trust was approximately $110.5 million, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below

The mailing address of the Company’s principal executive office is One City Centre, 1021 Main Street, Suite 1960, Houston, TX 77002.

As previously announced, we entered into the Merger Agreement on February 24, 2022 (as amended on April 26, 2022, July 6, 2022 and August 12, 2022). Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. The Board currently believes that there will not be sufficient time before September 15, 2022 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete the Business Combination on or before September 15, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on March 2, 2022, April 26, 2022, July 6, 2022 and August 12, 2022, and the Business Combination Registration Statement.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for the Business Combination Meeting, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date so as to provide the Company with additional time to complete the Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, FOXO has agreed to contribute to us a loan of (i) $0.0225 for each public share that is not redeemed (the “Initial Loan”) plus (ii) if the Business Combination is not consummated by September 30, 2022, $0.0225 for each public share that is not redeemed for each half-month (commencing on September 16, 2022 and ending on the final day or 15th day of the month, respectively), that is needed by the Company to complete the Business Combination until December 15, 2022 (the “Additional Loans” and, collectively with the Initial Loan, the “Loans”). For example, if the Company takes until December 15, 2022 to complete its business combination, FOXO would make aggregate Loans of approximately $0.0225 for each public share that is not redeemed. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Loan will be deposited in the Trust Account promptly following the Special Meeting. Each Additional Loan will be deposited in the Trust Account within seven calendar days from the 15th or final day of the respective month. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through December 15, 2022 to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.265 per share, in comparison to the redemption amount as of the Record Date of approximately $10.13 per share (not accounting for any withdrawals of interest the Company may make to pay taxes). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to FOXO upon consummation of an initial business combination. If the Sponsor or its designees advises us that it does not intend to have FOXO make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion whether to extend for additional months until December 15, 2022 and if our Board determines not to continue extending for additional half-month period, FOXO’s obligation to make Additional Loans following such determination will terminate.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by September 15, 2022, as contemplated by our IPO prospectus and in accordance with our charter, as amended on June 6, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

The Board believes that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until September 15, 2022 to complete an initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

As previously announced, we entered into the Merger Agreement on February 24, 2022 (as amended on April 26, 2022, July 6, 2022 and August 12, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. The Board currently believes that there will not be sufficient time before September 15, 2022 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete the Business Combination on or before September 15, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on March 2, 2022, April 26, 2022, July 6, 2022 and August 12, 2022, and the Business Combination Registration Statement.

Our IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we may not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 15, 2022 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by September 15, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, FOXO has agreed to contribute to us a loan of (i) $0.0225 for each public share that is not redeemed (the “Initial Loan”) plus (ii) if the Business Combination is not consummated by September 30, 2022, $0.0225 for each public share that is not redeemed for each half-month (commencing on September 16, 2022 and ending on the final day or 15th day of the month, respectively), that is needed by the Company to complete the Business Combination until December 15, 2022 (the “Additional Loans” and, collectively with the Initial Loan, the “Loans”). For example, if the Company takes until December 15, 2022 to complete its business combination, FOXO would make aggregate Loans of approximately $0.0225 for each public share that is not redeemed. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Loan will be deposited in the Trust Account promptly following the Special Meeting. Each Additional Loan will be deposited in the Trust Account within seven calendar days from the 15th or final day of the respective month. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through December 15, 2022 to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.265 per share, in comparison to the redemption amount as of the Record Date of approximately $10.13 per share (not accounting for any withdrawals of interest the Company may make to pay taxes). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to FOXO upon consummation of an initial business combination. If the Sponsor or its designees advises us that it does not intend to have FOXO make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion whether to extend for additional months until December 15, 2022 and if our Board determines not to continue extending for additional half-month period, FOXO’s obligation to make Additional Loans following such determination will terminate.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for the Business Combination Meeting, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $111.9 million held in the Trust Account as of August 25, 2022.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. As of the Record Date, based on funds in the Trust Account of approximately $111.9 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of public shares was approximately $10.13 per share. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON SEPTEMBER 12, 2022.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on September 12, 2022 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on September 12, 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on September 12, 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.13 at the time of the Special Meeting (not accounting for any withdrawals of interest the Company may make to pay taxes). The closing price of the Company’s Class A common stock on the NYSE on August 25, 2022 was $10.09.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m.

Eastern time on September 12, 2022 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required For Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock (including the Class A common stock and Class B common stock, voting together as a single class) is required to approve the Extension Amendment Proposal. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 5,031,250 Founder Shares and 632,500 shares of Class A common stock underlying the Private Placement Units, representing approximately 33.9% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, and our executive officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that, as a condition to the IPO, pursuant to the Insider Letter, the initial stockholders’ Founder Shares became subject to a lock-up whereby, subject to certain limited exceptions, the Founder Shares are not transferable or salable until the earlier of (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last reported sale price of the Delwinds Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which Delwinds completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Delwinds stockholders having the right to exchange their shares of common stock for cash, securities or other property (while the Founder Shares are not the same as the Delwinds Class A common stock, are subject to certain restrictions that are not applicable to the Delwinds Class A common stock, and may become worthless if Delwinds does not complete a business combination by September 15, 2022 (or such other date as approved by the Delwinds stockholders), the aggregate value of the 5,031,250 Founder Shares owned by Delwinds’ initial stockholders is estimated to be approximately $50.6 million, assuming the per share value of the Founder Shares is the same as the $10.09 closing price of the Delwinds Class A common stock on the NYSE on August 25, 2022);

•        the fact that the initial stockholders purchased an aggregate of 632,500 Private Units, each consisting of one share of Delwinds Class A common stock, and one-half of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Delwinds Class A common stock for $11.50 per share, for a purchase price of $6,325,000, or $10.00 per Private Unit, in the Private Placement consummated simultaneously with the IPO, which warrants will be worthless if a business combination is not consummated (although the Private Warrants have certain rights that differ from the rights of holders of the Public Warrants, the aggregate value of the 632,500 Private Units held by the Sponsor is estimated to be approximately $6.4 million, assuming the per unit value of the Private Units is the same as the $10.20 closing price of the Public Units on the NYSE on August 25, 2022);

•        the fact that the initial stockholders have agreed that the Private Warrants, and all of their underlying securities, will not be sold or transferred by it until 30 days after Delwinds has completed a business combination, subject to limited exceptions;

•        the fact that the Sponsor purchased from Delwinds 5,750,000 shares of the Delwinds Class B common stock for an aggregate price of $25,000 (on November 30, 2020, the Sponsor returned to Delwinds, at no cost, an aggregate of 718,750 Founder Shares, which Delwinds cancelled, resulting in an aggregate of 5,031,250 Founder Shares outstanding and held by the Sponsor) and paid $6,325,000 to purchase the Private Units for an aggregate purchase price of $6,350,000, which will have a significantly higher value at the time of the Business Combination, if it is consummated, and, based on the closing trading price of the Class A common stock on August 25, 2022, which was $10.09, would have an aggregate value of $50.7 million as of the same date and including the purchase of the Private Units and based on the closing trading price of the Public Units on August 25, 2022, which was $10.16, would have an aggregate value of $6.4 million. If Delwinds does not consummate the Business Combination or another initial business combination by September 15, 2022 (or such other date as approved by the Delwinds stockholders), and Delwinds is therefore required to be liquidated, these shares would be worthless, as Founder Shares are not entitled to participate in any redemption or liquidation of the Trust Account. Based on the difference in the effective purchase price of $0.005 per share that the members of the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per Unit sold in the IPO, members of the Sponsor may earn a positive rate of return even if the share price of the Combined Company after the Closing falls below the price initially paid for the Units in the IPO and the Delwinds public stockholders experience a negative rate of return following the Closing of the Business Combination;

•        the fact that the initial stockholders have agreed not to redeem any of their Founder Shares in connection with a stockholder vote to approve a proposed initial business combination;

•        the fact that, if Delwinds does not complete an initial business combination by September 15, 2022 (or such other date as approved by the Delwinds stockholders), a portion of the proceeds from the sale of the Private Warrants will be included in the liquidating distribution to Delwinds’ public stockholders and the Private Warrants will expire worthless;

•        the fact that, if the Trust Account is liquidated, including in the event Delwinds is unable to complete an initial business combination within the required time period, the Sponsor has agreed that it will be liable to Delwinds, if and to the extent any claims by a third party for services rendered or products sold to Delwinds, or a prospective target business with which Delwinds has entered into a written letter of intent, confidentiality or similar agreement or Merger Agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable from interest, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under Delwinds’ indemnity of the underwriters of the initial public offering against certain liabilities, including liabilities under the Securities Act;

•        the fact that, pursuant to the Underwriting Agreement entered into by Delwinds and the IPO Underwriters, underwriting commissions of $3,021,875 (the “Deferred UW Fee”), if any, will be payable to Cantor and Cantor will also be reimbursed for reasonable out-of-pocket costs and expenses associated with services performed in connection with the IPO. Accordingly, Cantor has an interest in Delwinds completing the Business Combination because if the Business Combination, or another initial business combination, is not consummated, the Deferred UW Fee will not be received by Cantor and these expenses will not be reimbursed;

•        On February 23, 2022, Delwinds issued a promissory note in the principal amount of up to $2,000,000 to the Sponsor (the “Sponsor February Promissory Note”) for working capital expenses. As of August 19, 2022, Delwinds had drawn down $560,000 under the Sponsor February Promissory Note;

•        the fact that, if the Business Combination or another initial business combination is not consummated, the Sponsor February Promissory Note, which note may be repaid in cash or, at the election of the Sponsor, in the form of units of Delwinds (the “Conversion Units”) with terms equivalent to the terms of outstanding Private Units, at the closing of the Business Combination, may not be repaid to Sponsor, in whole or in part and persons or entities that provided the funds made available to Delwinds for working capital purposes in connection with the Sponsor February Promissory Note will not be repaid the amounts that they contributed for this purpose;

•        the fact that, if the Business Combination is not consummated, the Subscription Investors, which are comprised of Andrew J. Poole, Delwinds’ Chairman and Chief Executive Officer, and The Gray Insurance Company, which is affiliated with the Sponsor and of which Delwinds director Michael Gray, is principal executive and President, will not be obligated and will not purchase shares of Class A Common Stock pursuant to the terms and conditions of the Support Subscription Agreements, in spite of time and expense that they may have devoted to negotiating and entering into such arrangements;

•        the fact that, if the Business Combination is not consummated, and The Gray Insurance Company, which is affiliated with the Sponsor and of certain directors and officers of Delwinds, will remain invested in FOXO and such investment may be illiquid or may not provide a positive rate of return to and The Gray Insurance Company; and

•        the fact that Andrew J. Poole is an anticipated nominee to the Combined Company Board and, as such, after the proposed Business Combination is consummated, Mr. Poole will in the future receive any cash fees, stock options or stock awards that the Combined Company Board determines to pay to its directors.

See our Current Reports on Form 8-K filed with the SEC on March 2, 2022, April 26, 2022, July 6, 2022 and August 12, 2022, and the Business Combination Registration Statement for more information about the interests of our Sponsor, executive officers and directors in the Business Combination.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

As previously announced, we entered into the Merger Agreement on February 24, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. The Board currently believes that there will not be sufficient time before September 15, 2022 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete the Business Combination on or before September 15, 2022. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on March 2, 2022, April 26, 2022, July 6, 2022 and August 12, 2022, and the Business Combination Registration Statement.

Our charter provides that the Company has until September 15, 2022 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms.

Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before September 15, 2022, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 15, 2022 to the Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond September 15, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the applicable financial statement accounting Rules of Section 451(b) of the Code, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on September 14, 2022 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/delwinds/ext2022. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/delwinds/ext2022, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.

Quorum.    A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 8,671,664 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on August 25, 2022, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required.    Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment.

Approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

Redemption Rights.    If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then-outstanding public shares. As of the Record Date, based on funds in the Trust Account of approximately $111.9 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of public shares was approximately $10.13 per share (not accounting for any withdrawals of interest the Company may make to pay taxes). Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal. See The Extension Amendment Proposal — Redemption Rights.

Delwinds will separately hold the Business Combination Meeting to approve the Business Combination.

If Delwinds’ stockholders approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Delwinds intends to complete the Business Combination on or before the Termination Date. The calling of the Business Combination Meeting is subject to regulatory approval, including, but not limited to, the clearing of the Business Combination Registration Statement by the SEC and the effectiveness of the Business Combination Registration Statement. Delwinds will cancel the Special Meeting and will not implement the Extension if, on or before September 15, 2022, it is able to complete the Business Combination. Delwinds intends to hold the Special Meeting to approve the Extension and file the proposed amendment to its charter only if it has determined as of the time of the Special Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If Delwinds does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Special Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

Appraisal Rights.    Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal or the Adjournment Proposal under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Saratoga to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Saratoga at (888) 368-0379 or by email at info@saratogaproxy.com.

Recommendation of the Board.    After careful consideration, the Board determined unanimously that each of the proposals is fair to and in the best interests of Delwinds and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of these proposals.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

The beneficial ownership of shares of Delwinds common stock pre-Business Combination is based on 16,711,328 issued and outstanding shares of Delwinds common stock as of August 19, 2022, consisting of 11,680,078 shares of Class A common stock and 5,031,250 shares of Class B common stock outstanding as of such date. On all matters to be voted upon, except for the election of directors of the Board, holders of the shares of Class A common stock and shares of Class B common stock vote together as a single class. Currently, all of the shares of Class B common stock are convertible into Class A common stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

Name and Address of Beneficial Owner(1)	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
DIAC Sponsor LLC(1)(2)	632,500	5.42%	5,031,250	100%	33.9%
Andrew J. Poole	632,500	5.42%	5,031,250	100%	33.9%
Sen. E. Benjamin Nelson	—	—	—	—	—
Paul Britton Newhouse	—	—	—	—	—
Ryan Rugg	—	—	—	—	—
Michael T. Gray	—	—	—	—	—
Bryce Quin	—	—	—	—	—
All directors and executive officers as a group (six individuals)(2)	632,500	3.0%	5,031,250	100%	22.0%

Other 5% Stockholders
Shaolin Capital Management LLC(3)	1,349,500	6.5%	—	—	5.2%
Saba Capital Management, L.P.(4)	1,201,004	5.8%	—	—	4.7%
Adage Capital Partners, L.P.(5)	1,200,000	5.8%	—	—	4.7%
Glazer Capital, LLC(6)	1,428,420	12.2%	—	—	8.5%
Feis Equities(7)	1,055,989	9.0%	—	—	6.3%

____________

(1)      DIAC Sponsor LLC, Delwinds’ sponsor, is the record holder of the shares reported herein. In the pre-combination and no redemption scenarios, represents 632,500 shares held by our sponsor, of which Andrew J. Poole, our Chief Executive Officer and Chairman, is the sole managing member, and Founder Shares of 5,031,250, classified as shares of Class B common stock, which are convertible into shares of Class A common stock on a one-for-one basis upon completion of the Business Combination. In the maximum redemption scenario, the Founder Shares classified as shares of Class B common stock and the shares of Class A Common Stock include an additional 250,000 shares purchased by Mr. Poole pursuant to the Support Subscription Agreement. The business address of our Sponsor and Mr. Poole is at One City Centre, 1021 Main Street, Suite 1960, Houston, TX 77002.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B common stock, which are convertible into shares of Class A common stock upon consummation of the Business Combination.

(3)      According to a Schedule 13G filed with the SEC on February 10, 2022, Shaolin Capital Management LLC (“Shaolin”), a company incorporated under the laws of State of Delaware, serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, and DS Liquid DIV RVA SCM LLC. The address of the business office of Shaolin is 7610 NE 4th Court, Suite 104 Miami FL 33138. Number of shares and percentages are presented as of March 31, 2022 as beneficial owner may have redeemed shares in connection with the First Extension.

(4)      According to a Schedule 13G/A filed with the SEC on February 14, 2022, Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein, a U.S. citizen (together, the “Reporting Persons”) are beneficial owners of and have shared voting and dispositive control over the shares of Class A common stock reported. The business address for the Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174. Number of shares and percentages are presented as of March 31, 2022 as beneficial owner may have redeemed shares in connection with the First Extension.

(5)      According to a Schedule 13G filed with the SEC on February 1, 2021, Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C. (“ACPGP”) and Adage Capital Advisors, L.L.C. (“ACA”) and Messrs. Robert Atchinson and Philip Gross, acquired 1,200,000 shares of Class A common stock. Mr. Atchinson and Mr. Gross are the beneficial owners of ACP, ACPGP and ACA and have shared voting and dispositive control over the shares of Class A common stock reported. The business address for all reporting persons is 200 Claredon Street, 52nd Floor, Boston, Massachusetts 02116. The table above does not include the shares of common stock underlying the Private Warrants held or to be held by Delwinds’ officers, directors or the Sponsor. Number of shares and percentages are presented as of March 31, 2022 as beneficial owner may have redeemed shares in connection with the First Extensions.

(6)      According to a Schedule 13G/A filed with the SEC on July 11, 2022, certain funds and managed accounts to which Glazer Capital, LLC (“Glazer Capital”) serves as investment manager, held 1,482,420 shares of Class A common stock. Mr. Paul J. Glazer is the Managing Member of Glazer Capital and Glazer Capital and Mr. Glazer have shared voting and dispositive control over the shares of Class A common stock reported. The business address for all reporting persons is One City Centre, 1021 Main Street, Suite 1960, Houston, TX 77002. The table above does not include the shares of common stock underlying the Private Warrants held or to be held by Delwinds’ officers, directors or the Sponsor.

(7)      According to a Schedule 13G filed with the SEC on August 5, 2022, Feis Equities LLC, held 1,055,989 shares of Class A common stock. Mr. Lawrence M. Feis is the Managing Member of Feis Equities LLC and Mr. Feis has shared voting and dispositive control over the shares of Class A common stock reported. The business address for all reporting persons is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606.

The table above does not include the shares of common stock underlying the private placement warrants underlying the Private Placement Units held or to be held by the Sponsor because these securities are not exercisable within 60 days of the record date for the Special Meeting.

STOCKHOLDER PROPOSALS

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at Delwinds’ 2022 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at One City Centre, 1021 Main Street, Suite 1960, Houston, TX 77002, (713) 337-4077 to inform us of such stockholder’s request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Joe Mills/John Ferguson
Saratoga Proxy Consulting LLC
520 Eighth Ave, 14th Floor
New York, NY 10018
(888) 368-0379
info@saratogaproxy.com

You may also obtain these documents by requesting them via e-mail from the Company at the following address and telephone number:

Bryce Quin
Chief Financial Officer and Secretary
One City Centre
1021 Main Street, Suite 1960
Houston, Texas 77002
(713) 337-4077

If you are a stockholder of the Company and would like to request documents, please do so by May 27, 2022, five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DELWINDS INSURANCE ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

DELWINDS INSURANCE ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Delwinds Insurance Acquisition Corp.. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on April 27, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 10, 2020 (the “Amended and Restated Certificate of Incorporation”). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 6, 2022 (the “First Amendment”).

2.      This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation, as amended by the First Amendment.

3.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 11, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of the Offering Shares (as defined below) properly submitted in connection with a stockholder vote seeking to amend the Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by December 15, 2022 (or, if the Office of Delaware Division of Corporation is not open for business (including filing for corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”)) or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7), and (iii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by the Deadline Date, as applicable. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

IN WITNESS WHEREOF, Delwinds Insurance Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this 14th day of September, 2022.

DELWINDS INSURANCE ACQUISITION CORP.
By:
Name:	Andrew J. Poole
Title:	Chief Executive Officer and Chairman

Annex A-2

DELWINDS INSURANCE ACQUISITION CORP.
ONE CITY CENTRE
1021 MAIN STREET, SUITE 1960
HOUSTON, TEXAS 77002

PROXY CARD

SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 14, 2022
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

DELWINDS INSURANCE ACQUISITION CORP.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
SEPTEMBER 14, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated August 26, 2022, in connection with the special meeting and at any adjournments thereof (the “Special Meeting”) to be held at 10:00 a.m. Eastern Time on September 14, 2022, as a virtual meeting, and hereby appoints Andrew J. Poole and Bryce Quin, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of common stock of Delwinds Insurance Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, AND “FOR” PROPOSAL 2, IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 14, 2022:    This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/delwinds/ext2022.

Proposal 1 — Extension Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s Amended and Restated Certificate of Incorporation, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on December 15, 2020, from September 15, 2022 to December 15, 2022 (or such earlier date as determined by Delwinds’ board of directors), in the form set forth in Annex A to the accompanying Proxy Statement.

	☐	☐	☐
Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

	☐	☐	☐

REGARDLESS OF WHETHER YOU VOTE “FOR” OR “AGAINST” PROPOSAL 1 OR “ABSTAIN,” IF YOU HOLD SHARES OF COMMON STOCK ISSUED IN THE COMPANY’S IPO, OR PUBLIC SHARES, YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR SHARE CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS, OR SEPTEMBER 12, 2022, PRIOR TO THE VOTE AT SUCH MEETING.

Dated: _____________, 2022

Stockholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2, IF PRESENTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.